UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811- 6474

Dreyfus Growth and Income Fund, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	10/31
Date of reporting period:	10/31/2010

FORM N-CSR

Item 1.                        Reports to Stockholders.

Dreyfus

Growth and Income

Fund, Inc.

ANNUAL REPORT October 31, 2010

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents

THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
7	Understanding Your Fund’s Expenses
7	Comparing Your Fund’s Expenses
With Those of Other Funds
8	Statement of Investments
13	Statement of Options Written
14	Statement of Assets and Liabilities
15	Statement of Operations
16	Statement of Changes in Net Assets
17	Financial Highlights
18	Notes to Financial Statements
28	Report of Independent Registered
Public Accounting Firm
29	Important Tax Information
30	Board Members Information
32	Officers of the Fund

FOR MORE INFORMATION

Back Cover

Dreyfus
Growth and Income Fund, Inc.

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Growth and Income Fund, Inc., covering the 12-month period from November 1, 2009, through October 31, 2010.

Although a double-dip recession has recently become an increasingly unlikely scenario in our view, persistent uncertainty regarding the breadth and strength of the U.S. and global economic recoveries led to bouts of heightened volatility for U.S. stocks during most of 2010.The spending power of the U.S. consumer, long an important catalyst for economic growth, has been diminished by concerns over job security and an inability to generate cash from home equity.The second major driver of sustainable growth, corporate investment, has been stunted to a similar extent by tight credit conditions. However, the recent announcement of additional quantitative easing (QE2) measures by the Federal Reserve Board, as well as improved fundamentals across many developing nations, have helped support moderate global economic growth.

Uncertainty will probably remain in the broader financial markets until we see more evidence of robust economic growth, but we remain optimistic regarding the prospects for equities. Many stocks of quality companies with healthy balance sheets, higher credit ratings and strong cash flows appear to be currently priced at a discount.With that, we strongly suggest that you meet with your financial advisor to discuss the potential opportunities which may exist in the global markets, as well as to evaluate your portfolio to help meet your individual investment needs and your future goals relative to your risk-tolerance level.

For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
November 15, 2010

DISCUSSION OF FUND PERFORMANCE

For the period of November 1, 2009, through October 31, 2010, as provided by John Bailer and Elizabeth Slover, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended October 31, 2010, Dreyfus Growth and Income Fund produced a total return of 18.24%.1 This compares with the fund’s benchmark, the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), which produced a total return of 16.54% for the same period.2

Although stocks encountered heightened volatility when investors grew concerned regarding several economic threats, a rally later in the reporting period enabled equities to eke out a modest gain, on average. The fund produced returns that were higher than its benchmark, as our stock selection strategy fared well in eight of the benchmark’s 10 economic sectors.

The Fund’s Investment Approach

The fund seeks long-term capital growth, current income and growth of income consistent with reasonable investment risk by normally investing primarily in stocks of domestic and foreign issuers. We choose stocks through a disciplined investment process that combines computer modeling techniques, bottom-up fundamental analysis and risk management. The fund’s investment process is designed to provide investors with investment exposure to sector weightings and risk characteristics similar to those of the S&P 500 Index. In selecting securities, we seek companies that possess some or all of the following characteristics: growth of earnings potential; operating margin improvement; revenue growth prospects; business improvement; good business fundamentals; dividend yield consistent with the fund’s strategy pertaining to income, value or how a stock is priced relative to its perceived intrinsic worth; and healthy financial profile, which measures the financial well-being of the company.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

Economic Concerns Sparked Market Volatility

Although the reporting period began in the midst of an economic recovery, investor confidence was soon shaken by new global developments. Europe was roiled by a sovereign debt crisis when Greece found itself unable to finance a heavy debt burden. Investors worried that inflation-fighting efforts in China might dampen a major engine of global growth. In the United States, mixed housing and employment data continued to weigh on already mild growth, and a catastrophic oil spill in the Gulf of Mexico added to domestic uncertainty.As investor sentiment deteriorated during the spring and summer, stocks declined sharply.

However, investors’ fears may have been overblown, as corporate earnings generally continued to improve, and the U.S. and global economies remained on mildly upward trajectories.The resulting market rally erased the reporting period’s previous losses.

Security Selections Successful in Most Sectors

The fund produced higher returns than its benchmark in eight of 10 economic sectors. Our security selection strategy proved especially effective in the materials sector, where rising commodity prices helped boost the fortunes of several holdings. For example, improved corn prices supported greater demand for fertilizer, benefiting agricultural chemicals producer Mosaic, and Freeport-McMoRan Copper & Gold advanced along with underlying metal prices.

Among information technology companies, data integration specialist Informatica Corp. and server virtualization company VMware gained value as more businesses turned to “cloud computing” for their data management needs. In the energy sector, the fund largely avoided companies directly implicated in the Gulf oil spill. In addition, the fund held underweighted exposure to industry giant ExxonMobil, which lagged due to concerns regarding future growth prospects.The fund instead participated in gains produced by ConocoPhillips, which shed non-core businesses, and oil services providers Schlumberger and Cameron International, which appeared poised to benefit from a more stringent regulatory environment.

Laggards during the reporting period were concentrated primarily in the financials sector, where large banks such as JPMorgan Chase & Co.

and Morgan Stanley were hurt by regulatory pressures and slowdowns in mergers-and-acquisitions and securities trading activity. Lack of exposure to real estate investment trusts prevented the fund from participating in their gains. In the utilities sector, our preference for unregulated power producers dampened the fund’s relative performance when income-oriented investors turned instead to regulated companies with attractive dividend yields.

Positioned for a More Selective Market Environment

Although the U.S. and global economies have been sluggish, fears of a double-dip recession have receded. Corporations now have record amounts of cash on their balance sheets, profits in some industries have returned to pre-recession levels, and some domestic political uncertainties are expected to wane after the midterm elections. Nonetheless, economic headwinds—including currency fluctuations and geopolitical developments—could continue to challenge investor sentiment.

In this environment, we believe that investors will become more selective, favoring companies that can grow in a slow economy, and avoiding those with weaker underlying business fundamentals. Consequently, we have established overweighted exposure to the consumer discretionary sector, where several trends imply a favorable environment for retailers and media companies. We have maintained underweighted exposure to the financials sector, where we have found fewer opportunities meeting our criteria.

November 15, 2010

Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
1	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2	SOURCE: LIPPER INC. – Reflects the reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance. Investors cannot invest directly in any index.

The Fund 5

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Growth and Income Fund, Inc.
and the Standard & Poor’s 500 Composite Stock Price Index

Average Annual Total Returns as of 10/31/10
	1 Year	5 Years	10 Years
Fund	18.24%	1.85%	–0.08%
Standard & Poor’s 500
Composite Stock Price Index	16.54%	1.74%	–0.01%

† Source: Lipper Inc.

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The above graph compares a $10,000 investment made in Dreyfus Growth and Income Fund, Inc. on 10/31/00 to a $10,000 investment made in the Standard & Poor’s 500 Composite Stock Price Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph takes into account all applicable fees and expenses.The Index is a widely accepted, unmanaged index of U.S. stock market performance. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Growth and Income Fund, Inc. from May 1, 2010 to October 31, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2010

Expenses paid per $1,000†	$ 5.30
Ending value (after expenses)	$1,023.70

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended October 31, 2010

Expenses paid per $1,000†	$ 5.30
Ending value (after expenses)	$1,019.96

† Expenses are equal to the fund’s annualized expense ratio of 1.04%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The Fund 7

STATEMENT OF INVESTMENTS

October 31, 2010

Common Stocks—98.6%	Shares		Value ($)
Consumer Discretionary—15.9%
Abercrombie & Fitch, Cl. A	35,680		1,529,245
Amazon.com	43,730	[a]	7,221,572
Autoliv	34,280		2,444,164
Carnival	130,458		5,631,872
Dick’s Sporting Goods	54,920	[a]	1,582,794
DIRECTV, Cl. A	67,810	[a]	2,947,023
Home Depot	73,262		2,262,331
Johnson Controls	165,370		5,807,794
Las Vegas Sands	58,060	[a]	2,663,793
Limited Brands	82,340		2,419,973
Macy’s	108,190		2,557,612
Mattel	90,700		2,116,031
Netflix	17,190	[a,b]	2,982,465
Newell Rubbermaid	114,160		2,014,924
News, Cl. A	299,700		4,333,662
Nordstrom	69,140		2,662,581
Omnicom Group	311,290		13,684,308
Staples	223,300		4,570,951
Target	81,340		4,224,800
Time Warner	317,699		10,328,394
Toll Brothers	73,130	[a]	1,311,952
			85,298,241
Consumer Staples—9.6%
Clorox	36,910		2,456,360
Costco Wholesale	44,310		2,781,339
CVS Caremark	42,242		1,272,329
Dr. Pepper Snapple Group	103,400		3,779,270
Energizer Holdings	30,850	[a]	2,306,963
Estee Lauder, Cl. A	25,350		1,804,160
Kraft Foods, Cl. A	41,710		1,345,982
PepsiCo	223,338		14,583,971
Philip Morris International	258,315		15,111,427
Procter & Gamble	47,800		3,038,646
Whole Foods Market	67,950	[a]	2,701,012
			51,181,459

Common Stocks (continued)	Shares		Value ($)
Energy—10.2%
Cameron International	53,230	[a]	2,328,812
ConocoPhillips	189,380		11,249,172
EOG Resources	20,150		1,928,758
Exxon Mobil	331,010		22,002,235
Halliburton	63,500		2,023,110
Occidental Petroleum	78,930		6,206,266
Schlumberger	127,570		8,915,867
			54,654,220
Exchange Traded Funds—.4%
iShares Russell 1000 Value Index Fund	37,630		2,288,280
Financial—10.8%
American Express	102,810		4,262,503
Ameriprise Financial	48,150		2,488,873
Bank of America	429,410		4,912,450
Capital One Financial	29,950		1,116,237
Comerica	34,930		1,249,795
Franklin Resources	35,090		4,024,823
Goldman Sachs Group	21,623		3,480,222
JPMorgan Chase & Co.	299,715		11,278,275
Marsh & McLennan	51,790		1,293,714
MetLife	83,960		3,386,107
Morgan Stanley	145,090		3,608,388
People’s United Financial	73,210		901,215
Prudential Financial	60,100		3,160,058
Travelers	34,420		1,899,984
U.S. Bancorp	345,670		8,358,301
Wells Fargo & Co.	99,020		2,582,442
			58,003,387
Health Care—10.1%
Alexion Pharmaceuticals	26,700	[a]	1,823,610
Allergan	32,910		2,383,013
AmerisourceBergen	69,070		2,266,877
Cardinal Health	78,810		2,733,919
Celgene	40,720	[a]	2,527,490
Cerner	23,110	[a]	2,029,751

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Health Care (continued)
Edwards Lifesciences	25,240	[a]	1,613,088
Express Scripts	69,340	[a]	3,364,377
Hospira	32,790	[a]	1,950,349
Human Genome Sciences	59,460	[a]	1,598,285
Johnson & Johnson	20,110		1,280,404
Merck & Co.	261,410		9,483,955
Pfizer	838,362		14,587,499
Sanofi-Aventis, ADR	39,630		1,391,409
St. Jude Medical	58,920	[a]	2,256,636
Warner Chilcott, Cl. A	68,170		1,638,807
Zimmer Holdings	23,270	[a]	1,103,929
			54,033,398
Industrial—11.5%
Caterpillar	128,790		10,122,894
Cooper Industries	55,810		2,925,560
Cummins	40,950		3,607,695
Dover	108,403		5,756,199
Eaton	22,000		1,954,260
General Electric	746,440		11,957,969
Ingersoll-Rand	119,560	[b]	4,699,904
Norfolk Southern	52,290		3,215,312
Pitney Bowes	401,586		8,810,797
Rockwell Collins	36,790		2,226,163
United Technologies	86,740		6,485,550
			61,762,303
Information Technology—19.1%
Agilent Technologies	56,460	[a]	1,964,808
Akamai Technologies	55,560	[a]	2,870,785
Amphenol, Cl. A	58,730		2,944,135
AOL	62,952	[a]	1,679,559
Apple	52,647	[a]	15,839,903
BMC Software	66,820	[a]	3,037,637
Cisco Systems	151,948	[a]	3,468,973
Cree	50,350	[a]	2,582,452

Common Stocks (continued)	Shares		Value ($)
Information Technology (continued)
F5 Networks	21,890	[a]	2,576,453
Google, Cl. A	16,206	[a]	9,934,116
Informatica	45,450	[a]	1,849,360
International Business Machines	63,950		9,183,220
Microsoft	231,539		6,168,199
NetApp	59,670	[a]	3,177,428
Oracle	284,860		8,374,884
QUALCOMM	259,560		11,713,943
Salesforce.com	23,500	[a]	2,727,645
Teradata	79,270	[a]	3,120,067
Trimble Navigation	78,940	[a]	2,829,210
Visa, Cl. A	48,720		3,808,442
VMware, Cl. A	31,540	[a]	2,411,548
			102,262,767
Materials—4.9%
Air Products & Chemicals	74,950		6,368,502
Crown Holdings	64,420	[a]	2,073,680
Dow Chemical	82,630		2,547,483
Freeport-McMoRan Copper & Gold	82,412		7,802,768
Mosaic	46,560		3,406,330
Packaging Corp. of America	158,930		3,882,660
			26,081,423
Telecommunication Services—5.4%
AT&T	305,070		8,694,495
Verizon Communications	59,610		1,935,537
Vodafone Group, ADR	371,290		10,214,188
Windstream	653,223		8,269,803
			29,114,023
Utilities—.7%
Entergy	32,020		2,386,451
Questar	71,310		1,210,131
			3,596,582
Total Common Stocks
(cost $451,254,269)			528,276,083

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Other Investment—1.4%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $7,432,000)	7,432,000 [c]	7,432,000

Investment of Cash Collateral
for Securities Loaned—.1%
Registered Investment Company;
Dreyfus Institutional Cash
Advantage Fund
(cost $791,661)	791,661 [c]	791,661

Total Investments (cost $459,477,930)	100.1%	536,499,744
Liabilities, Less Cash and Receivables	(.1%)	(405,893)
Net Assets	100.0%	536,093,851

ADR—American Depository Receipts

a Non-income producing security.
b Security, or portion thereof, on loan.At October 31, 2010, the market value of the fund’s securities on loan was
$772,261 and the market value of the collateral held by the fund was $800,501, consisting of cash collateral of
$791,661 and U.S. Government and agencies securities valued at $8,840.
c Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Information Technology	19.1	Telecommunication Services	5.4
Consumer Discretionary	15.9	Materials	4.9
Industrial	11.5	Money Market Investments	1.5
Financial	10.8	Utilities	.7
Energy	10.2	Exchange Traded Funds	.4
Health Care	10.1
Consumer Staples	9.6		100.1

† Based on net assets.
See notes to financial statements.

STATEMENT OF OPTIONS WRITTEN
October 31, 2010

	Contracts		Value ($)
Call Options:
Questar,
January 2011 @ $19
(Premiums received $17,112)	713	[a]	(3,565)

a Non-income producing security.
See notes to financial statements.

The Fund 13

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2010

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $772,261)—Note 1(b):
Unaffiliated issuers	451,254,269	528,276,083
Affiliated issuers	8,223,661	8,223,661
Cash		336,582
Receivable for investment securities sold		5,495,307
Dividends and interest receivable		523,561
Receivable for shares of Common Stock subscribed		115,220
Prepaid expenses		18,821
		542,989,235
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		404,326
Payable for investment securities purchased		5,240,711
Liability for securities on loan—Note 1(b)		791,661
Payable for shares of Common Stock redeemed		331,824
Outstanding options written, at value (premiums received
$17,112)—See Statement of Options Written—Note 4		3,565
Accrued expenses		123,297
		6,895,384
Net Assets ($)		536,093,851
Composition of Net Assets ($):
Paid-in capital		581,234,406
Accumulated undistributed investment income—net		164,313
Accumulated net realized gain (loss) on investments		(122,340,229)
Accumulated net unrealized appreciation (depreciation)
on investments and options transactions		77,035,361
Net Assets ($)		536,093,851
Shares Outstanding
(300 million shares of $.001 par value of Common Stock authorized)		40,657,555
Net Asset Value, offering and redemption price per share ($)		13.19
See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended October 31, 2010

Investment Income ($):
Income:
Cash dividends (net of $6,317 foreign taxes withheld at source):
Unaffiliated issuers	9,700,026
Affiliated issuers	8,464
Income from securities lending—Note 1(b)	9,167
Total Income	9,717,657
Expenses:
Management fee—Note 3(a)	3,794,152
Shareholder servicing costs—Note 3(b)	1,250,186
Professional fees	83,673
Custodian fees—Note 3(b)	48,600
Prospectus and shareholders’ reports	42,575
Directors’ fees and expenses—Note 3(c)	36,953
Registration fees	27,886
Loan commitment fees—Note 2	17,955
Miscellaneous	24,869
Total Expenses	5,326,849
Less—reduction in fees due to earnings credits—Note 3(b)	(3,429)
Net Expenses	5,323,420
Investment Income—Net	4,394,237
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	55,707,768
Net realized gain (loss) on options transactions	113,690
Net Realized Gain (Loss)	55,821,458
Net unrealized appreciation (depreciation) on investments	24,555,664
Net unrealized appreciation (depreciation) on options transactions	13,547
Net Unrealized Appreciation (Depreciation)	24,569,211
Net Realized and Unrealized Gain (Loss) on Investments	80,390,669
Net Increase in Net Assets Resulting from Operations	84,784,906
See notes to financial statements.

The Fund 15

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2010	2009
Operations ($):
Investment income—net	4,394,237	5,269,800
Net realized gain (loss) on investments	55,821,458	(38,174,372)
Net unrealized appreciation
(depreciation) on investments	24,569,211	82,725,267
Net Increase (Decrease) in Net Assets
Resulting from Operations	84,784,906	49,820,695
Dividends to Shareholders from ($):
Investment income—net	(4,229,924)	(5,835,179)
Capital Stock Transactions ($):
Net proceeds from shares sold	38,009,927	9,628,471
Dividends reinvested	4,002,319	5,520,683
Cost of shares redeemed	(59,338,427)	(45,173,326)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(17,326,181)	(30,024,172)
Total Increase (Decrease) in Net Assets	63,228,801	13,961,344
Net Assets ($):
Beginning of Period	472,865,050	458,903,706
End of Period	536,093,851	472,865,050
Undistributed investment income—net	164,313	—
Capital Share Transactions (Shares):
Shares sold	3,129,942	997,340
Shares issued for dividends reinvested	329,371	584,863
Shares redeemed	(4,848,175)	(4,760,855)
Net Increase (Decrease) in Shares Outstanding	(1,388,862)	(3,178,652)
See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distri-butions.These figures have been derived from the fund’s financial statements.

		Year Ended October 31,
	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	11.25	10.15	17.91	17.35	15.17
Investment Operations:
Investment income—net[a]	.11	.12	.05	.10	.12
Net realized and unrealized
gain (loss) on investments	1.93	1.11	(6.59)	2.57	2.21
Total from Investment Operations	2.04	1.23	(6.54)	2.67	2.33
Distributions:
Dividends from investment income—net	(.10)	(.13)	(.04)	(.10)	(.15)
Dividends from net realized
gain on investments	—	—	(1.18)	(2.01)	—
Total Distributions	(.10)	(.13)	(1.22)	(2.11)	(.15)
Net asset value, end of period	13.19	11.25	10.15	17.91	17.35
Total Return (%)	18.24	12.42	(38.95)	16.97	15.44
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.05	1.11	.99	.96	1.01
Ratio of net expenses
to average net assets	1.05 [b]	1.05	.99 [b]	.96	1.01
Ratio of net investment income
to average net assets	.87	1.25	.38	.59	.72
Portfolio Turnover Rate	86.92	114.75	131.78	74.43	123.60
Net Assets, end of period ($ x 1,000)	536,094	472,865	458,904	819,264	773,732

a Based on average shares outstanding at each month end.
b Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

The Fund 17

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Growth and Income Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified open-end management investment company.The fund’s investment objective is to seek long-term capital growth, current income and growth of income consistent with reasonable investment risk.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Options which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether

The Fund 19

NOTES TO FINANCIAL STATEMENTS (continued)

such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for
identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2010 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic†	511,938,042	—	—	511,938,042
Equity Securities—
Foreign†	14,049,761	—	—	14,049,761
Mutual Funds/
Exchange
Traded Funds	10,511,941	—	—	10,511,941
Liabilities ($)
Other Financial
Instruments:
Options Written	(3,565)	—	—	(3,565)

†	See Statement of Investments for industry classification.

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about FairValue Measurements”. The portions of ASU No. 2010-06 which require reporting entities to prepare new disclosures surrounding amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3 have been adopted by the fund. No significant transfers between Level 1 or Level 2 fair value measurements occurred at October 31, 2010.The remaining portion of ASU No. 2010-06 requires reporting entities to make new disclosures about information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements. These new and revised disclosures are required to be implemented for fiscal years beginning after December 15, 2010. Management is currently evaluating the impact that the adoption of this remaining portion of ASU No. 2010-06 may have on the fund’s financial statement disclosures.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended October 31, 2010, The Bank of New York Mellon earned $3,929 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

The fund may invest in shares of certain affiliated investment companies also advised or managed by Dreyfus. Investments in affiliated investment companies for the period ended October 31, 2010 were as follows:

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid on a quarterly basis. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2010, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended October 31, 2010 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2010, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $164,313, accumulated capital losses $121,175,373 and unrealized appreciation $75,870,505.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 2010. If not applied, $80,987,714 of the carryover expires in fiscal 2016 and $40,187,659 expires in fiscal 2017.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2010 and October 31, 2009 were as follows: ordinary income $4,229,924 and $5,835,179, respectively.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended October 31, 2010, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25% of the value of the fund’s average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended October 31, 2010, the fund was charged $639,670 pursuant to the Shareholder Services Plan.

The fund compensates DreyfusTransfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended October 31, 2010, the fund was charged $344,134 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended October 31, 2010, the fund was charged $55,958 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations. These fees were partially offset by earnings credits of $3,429.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended October 31, 2010, the fund was charged $48,600 pursuant to the custody agreement.

During the period ended October 31, 2010, the fund was charged $6,114 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $338,078, custodian fees $7,000, chief compliance officer fees $2,248 and transfer agency per account fees $57,000.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and options transactions, during the period ended October 31, 2010, amounted to $430,857,306 and $454,146,616, respectively.

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

The provisions of ASC Topic 815 “Derivatives and Hedging” require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives, which are accounted for as “hedges” and those that do not qualify for hedge accounting. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of Operations, they do not qualify for such accounting. Accordingly, even though a fund’s investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of this disclosure.

Options: The fund purchases and writes (sells) put and call options to hedge against changes in the values of equities or as a substitute for an investment.The fund is subject to market risk in the course of pursuing its investment objectives through its investments in options contracts.A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying security or securities at the exercise price at any time during the option period, or at a specified date.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss, if the price of the financial instrument increases between those dates.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss, if the price of the financial instrument decreases between those dates.

As a writer of an option, the fund has no control over whether the underlying securities may be sold (called) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.There is a risk of loss from a change in value of such options which may exceed the related premiums received. One risk of holding a put or a call option is that if the option is not sold or exercised prior to its expiration, it becomes worthless. However, this risk is limited to the premium paid by the fund. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.

The following summarizes the fund’s call/put options written for the period ended October 31, 2010:

			Options Terminated
	Number of	Premiums		Net Realized
Options Written:	Contracts ($)	Received ($)	Cost ($)	Gain ($)
Contracts outstanding
October 31, 2009	—	—
Contracts written	2,387	245,140
Contracts terminated:
Contracts closed	1,285	192,500	114,338	78,162
Contracts expired	389	35,528	—	35,528
Total contracts terminated	1,674	228,028	114,338	113,690
Contracts Outstanding
October 31, 2010	713	17,112

At October 31, 2010, the cost of investments for federal income tax purposes was $460,629,239; accordingly, accumulated net unrealized appreciation on investments was $75,870,505, consisting of $86,526,349 gross unrealized appreciation and $10,655,844 gross unrealized depreciation.

The Fund 27

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors Dreyfus Growth and Income Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Growth and Income Fund, Inc., including the statements of investments and options written, as of October 31, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Growth and Income Fund, Inc. at October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York
December 28, 2010

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates 100% of the ordinary dividends paid during the fiscal year ended October 31, 2010 as qualifying for the corporate dividends received deduction. For the fiscal year ended October 31, 2010, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $4,229,924 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in early 2011 of the percentage applicable to the preparation of their 2010 income tax returns.

The Fund 29

The Fund 31

The Fund 33

NOTES

For More Information

Ticker Symbol: DGRIX

Telephone 1-800-645-6561

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 E-mail Send your request to info@dreyfus.com Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

© 2010 MBSC Securities Corporation

Item 2.                        Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.                        Audit Committee Financial Expert.

The Registrant's Board has determined that David P. Feldman, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").  David P. Feldman is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.                        Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $31,942 in 2009 and $31,942 in 2010.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $5,276 in 2009 and $5,382 in 2010. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $-0- in 2009 and $-0- in 2010.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $3,517 in 2009 and $3,537 in 2010. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $-0- in 2009 and $-0- in 2010.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $127 in 2009 and $180 in 2010. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were  $-0- in 2009 and $-0- in 2010.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note: None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were  $25,383,429 in 2009 and $31,544,905 in 2010.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.                        Audit Committee of Listed Registrants.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 6.                        Investments.

(a)                    Not applicable.

Item 7.            Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 8.                        Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.  [CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]

Item 9.                        Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 10.          Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.          Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.          Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Growth and Income Fund, Inc.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	December 23, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	December 23, 2010

By: /s/ James Windels
James Windels, Treasurer
Date:	December 23, 2010

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)